UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

RYAN SPECIALTY HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40645	86-2526344
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 North Wacker Drive, Suite 4000
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 784-6001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	RYAN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 30, 2024, a wholly owned subsidiary of Ryan Specialty Holdings, Inc. (the “Company”), Ryan Specialty, LLC (“Ryan Specialty”), entered into a Sixth Amendment to Credit Agreement (the “Sixth Amendment”) among Ryan Specialty, Ryan Specialty Holdings International Limited (the “UK Borrower”), JPMorgan Chase Bank, N.A. (“JPM”), as administrative agent, and the other lenders party thereto. The Sixth Amendment amends that certain Credit Agreement (the “Credit Agreement”), dated as of September 1, 2020, among Ryan Specialty, JPM and the other lenders party thereto from time to time, as amended. As a result of the Sixth Amendment, Ryan Specialty (i) increased the commitments under the Credit Agreement’s senior secured revolving credit facility (the “Revolving Credit Facility”) from $600.0 million to $1,400.0 million and (ii) added the UK Borrower as a borrower under the Credit Agreement, solely with respect to the Revolving Credit Facility.

The foregoing description of the Sixth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement. A copy of the Sixth Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

On August 1, 2024, the Company issued a press release announcing Ryan Specialty’s entry into the US Assure Acquisition transaction described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto, and is incorporated by reference herein. Additional information relating to the transaction is included in the Investor Presentation attached to this Current Report on Form 8-K as Exhibit 99.2.

The information contained in this Item 7.01, along with Exhibit 99.1 and Exhibit 99.2 furnished herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On July 31, 2024, Ryan Specialty entered into a Securities Purchase Agreement (the “Acquisition Agreement”) pursuant to which Ryan Specialty intends to acquire all of the outstanding equity interests of US Assure Insurance Services of FL, Inc. (“US Assure”) for approximately $1.075 billion in cash and up to an additional $400 million to the extent certain financial performance targets are achieved during a three-year period following the acquisition (the “US Assure Acquisition”). Closing of the US Assure Acquisition is subject to the satisfaction or waiver of customary closing conditions. The Acquisition Agreement contains customary representations, warranties and covenants of both the Company and US Assure. The parties currently expect the US Assure Acquisition to close during the third quarter of 2024. Upon consummation of the US Assure Acquisition, US Assure will be a wholly owned direct subsidiary of Ryan Specialty.

Although the closing of the US Assure Acquisition is not conditioned upon obtaining financing, on July 31, 2024, Ryan Specialty entered into commitment letters and related fee letters with JPM and other lenders, pursuant to which the lenders committed, subject to the satisfaction of customary conditions, to provide Ryan Specialty with approximately $500.0 million in aggregate principal amount of bridge loans under a 364-day unsecured bridge term loan facility (the “Bridge Facility”). The US Assure Acquisition and certain related fees and expenses are expected to be funded with a combination of cash on hand, borrowings under the Revolving Credit Facility and other debt financing, which may include debt securities issued in one or more capital markets transactions, term loans, or other types of debt financing, or a combination thereof, subject to market conditions and other factors, and, only to the extent necessary, borrowings under the Bridge Facility.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K, Exhibit 99.1, Exhibit 99.2 and in any oral statements made in connection herewith contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, that involve substantial risks and uncertainties and that reflect the Company’s current expectations and projections with respect to, among other things, its plans, objectives, and business. These forward-looking statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the proposed transaction and opportunities related thereto, including US Assure’s ability to meet certain performance targets or expectations, including organic growth, revenue, contribution to the Company’s earnings per share and premium growth, as well as the timing or nature of future operating or financial performance or other events, as well as the Company’s ability to obtain debt financing. All forward-looking statements are subject to risks and uncertainties, known and unknown, that may cause actual results to differ materially from those that the Company expected, including potential adverse reactions or competitive responses to our acquisitions and other transactions, the possibility that the anticipated benefits of our acquisitions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of acquired assets and operations, the occurrence of any event, change or other circumstances that could give rise to the termination of the US Assure Acquisition Agreement, risks related to disruption of management time from ongoing business operations due to the transaction and our ability to access or obtain debt financing on terms satisfactory to us or at all. For more detail on the risk factors that may affect the Company’s results, see the section entitled “Risk Factors” in our most recent annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”), and in other documents filed with, or furnished to, the SEC. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Given these factors, as well as other variables that may affect the Company’s operating results, you are cautioned not to place undue reliance on these forward-looking statements, not to assume that past financial performance will be a reliable indicator of future performance, and not to use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this Current Report on Form 8-K, Exhibit 99.1, Exhibit 99.2, and in any oral statements made in connection herewith relate only to events as of the date hereof. The Company does not undertake, and expressly disclaims, any duty or obligation to update publicly any forward-looking statement after the date of this report, whether as a result of new information, future events, changes in assumptions or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1

Sixth Amendment to Credit Agreement, dated July 30, 2024, by and among Ryan Specialty, LLC, JPMorgan Chase Bank, N.A., the other lenders party thereto and Ryan Specialty Holdings International Limited.

99.1	Press Release, dated August 1, 2024.

99.2	Investor Presentation, dated August 1, 2024.

101	Cover Page Interactive Data File (cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RYAN SPECIALTY HOLDINGS, INC.

Date:	July 31, 2024	By:	/s/ Mark S. Katz
Mark S. Katz, Executive Vice President, General Counsel and Corporate Secretary